Investor Presentation March 2025 NASDAQ: KINS P&C Insurance Company Capitalizing on Unique Niche Market Opportunity to Achieve Profitable Growth

2 DISCLAIMER & FORWARD- LOOKING STATEMENTS This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, may be forward-looking statements. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. These statements involve risks and uncertainties that could cause actual results to differ materially from those included in forward-looking statements due to a variety of factors. For more details on factors that could affect expectations, see Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2024, to be filed with the Securities and Exchange Commission. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from our expectations of future results, performance or achievements expressed or implied by these forward-looking statements. These forward-looking statements may not be realized due to a variety of factors. The risks and uncertainties include, without limitation, the following: • the risk of significant losses from catastrophes and severe weather events; • risks related to the lack of a financial strength rating from A.M. Best; • risks related to limitations on the ability of our insurance subsidiary to pay dividends to us; • adverse capital, credit and financial market conditions; • risks related to volatility in net investment income; • the unavailability of reinsurance at current levels and prices; • the exposure to greater net insurance losses in the event of reduced reliance on reinsurance; • the credit risk of our reinsurers; • the inability to maintain the requisite amount of risk-based capital needed to grow our business; • the effects of climate change on the frequency or severity of weather events and wildfires; • risks related to the limited market area of our business; • risks related to a concentration of business in a limited number of producers; • legislative and regulatory changes, including changes in insurance laws and regulations and their application by our regulators; • limitations with regard to our ability to pay dividends; • the effects of competition in our market areas; • our reliance on certain key personnel; • risks related to security breaches or other attacks involving our computer systems or those of our vendors; and • our reliance on information technology and information systems. Kingstone undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

3 KINGSTONE OVERVIEW cccc Market Cap Core Direct Written Premium Policies- In-Force Financial Strength Rating: Kingstone is a northeast regional property and casualty insurance holding company whose principal operating subsidiary is Kingstone Insurance Company (“KICO”). KICO, a New York domiciled carrier writing business through 700+ licensed agents and brokers, is actively writing personal lines and commercial auto (livery physical damage only) insurance in New York. At December 31, 2024 Demotech: “A, Excellent” Stock Price*: $14.27 Shares Outstanding*: 12,924,080 Growth vs. FY2023+31% 78K “A” $184M 12,924,080 *Stock Price as of the close on March 12, 2025; Shares outstanding at December 31, 2024.

4 • Focusing on core business growth in Downstate NY • Core represents 95% of total policies at 12/31/2024. • Ranked by S&P as the 12th largest homeowners insurer in NY in 2024 with a market share of 2.1%. INVESTMENT HIGHLIGHTS Strong Position in Niche Markets Unprecedented Market Opportunity • Capitalizing on largest profitable growth opportunity in Company’s history due to competitor withdrawal from New York State. • Well-positioned for profitable growth. Low-cost, Highly-efficient Provider • In-house underwriting, information technology, claims, customer service and actuarial functions. • Enables greater control and efficiency. • Scalable operations. Conservative Reinsurance Program • Property Catastrophe Program. • Quota Share Treaties. • Per Risk, Excess of Loss (XOL) Treaties. Core Business refers to the Company’s New York policies.

5

BUSINESS OPERATIONS

2024 DIRECT PREMIUMS WRITTEN OF $242 MILLION

12TH LARGEST WRITER OF HOMEOWNERS INSURANCE IN THE STATE OF NEW YORK

FOUNDED IN 1886



91% — Personal Lines

8% — Livery Physical Damage

1% — Other

As of December 31, 2024 – based on policies-in-force

Personal lines: Largest line of business; consists of homeowners and dwelling fire multi-peril, cooperative/condominiums, renters, and personal umbrella policies.

Livery physical damage: For-hire vehicle physical damage only policies for livery and car service vehicles and taxicabs, primarily based in New York City. These policies insure only the physical damage portion of insurance for such vehicles, with no liability coverage included.

Other: Write canine legal liability policies and have a small participation in mandatory state joint underwriting associations.

6 CORE BUSINESS GROWTH Downstate New York refers to NYC, Long Island and Westchester County. Atlantic Ocean Long Island SoundWestchester Kingstone refers to its New York business as its “Core Business”. (Kings) (Richmond) Percentage of In-force Premium by County County 12/31/2024 Suffolk 44.3% Nassau 16.5% Kings 14.0% Queens 11.4% Richmond 6.2% Bronx 4.6% New York 0.6% Westchester 1.4% Other 1.0%

7 STRATEGIC & PROFITABLE GROWTH Priced right; Properly matching rate to risk; Insuring all properties at their current replacement cost; Effectively managing risk and protocols; and Operating at a highly efficient expense structure. I believe the current market changes present us with the greatest profitable growth opportunity that Kingstone has ever experienced! ”- Meryl Golden, CEO Underwriting Measures to Grow Profitability; We are… In July 2024, competing carriers exited New York State (or exited the personal property market countrywide), representing >$200M market opportunity in Kingstone’s “Core Business” footprint. ” Core Business refers to the Company’s New York policies.

8 CORE VS NON-CORE PERSONAL LINES LOSS EXPERIENCE Core Business refers to the Company’s New York policies. FY2024 net loss ratio of 48.7%, an improvement of 23.7-percentage points from FY2023. Personal Lines Net Loss+ALAE Ratio 70.4% 56.1% 55.8% 62.1% 77.7% 61.9% 69.8% 48.5% 51.0% 37.9% 28.7% 38.3% 143.2% 101.8% 121.9% 115.8% 137.4% 104.9% 119.8% 76.7% 101.3% 61.7% 48.2% 41.7% 0% 20% 40% 60% 80% 100% 120% 140% 160% 2022Q1 2022Q2 2022Q3 2022Q4 2023Q1 2023Q2 2023Q3 2023Q4 2024Q1 2024Q2 2024Q3 2024Q4 PL Core PL Non-Core

9 Core HO 64% Core DF 22% PDO 8% Other 1% Non-Core 5% MIX OF BUSINESS BY POLICIES-IN-FORCE Core Business refers to the Company’s New York policies. 20242023 Core HO = Core Homeowners Core DF = Core Dwelling Fire Non-Core = Non-core Homeowners PDO = Livery Physical Damage Other = Personal Umbrella & Canine Legal Liability (65%) in Non-Core Business +9% in Core Business Kingstone is strategically scaling back on its unprofitable Non-Core Business while also focusing on expanding its profitable Core Business opportunity. December 31, December 31, Core HO 54% Core DF 22% PDO 8% Other 1% Non-Core 14% Change in policies-in-force

10 DIRECT PREMIUMS WRITTEN* Strategically shrinking Non-Core Business due to profitability concerns. Expanding growth in the profitable Core Business in 2H2024 and into 2025, driven by a favorable competitive landscape in New York. *Direct premiums written is not based on GAAP and is defined and reconciled below to the most directly comparable GAAP measure. See “Definitions and Non-GAAP Measures”. Also see “Raised 2025 Guidance”. E = Estimated. Achieved NY Growth of +31% in FY2024 driven by an unprecedented market opportunity $201M $200M Further strategic non- renewal of Non- Core policies in 2024 Estimating NY Growth of +15% to +25% driven by growth in renewal premiums $242M $ in m ill io ns 2022 DPW NY New NY Renewal Other Non-Core 2023 DPW NY New NY Renewal Other Non-Core 2024 DPW NY New NY Renewal Other Non-Core 2025E DPW* $150 $170 $190 $210 $230 $250 $270 $290 $310 $330 $350

11 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 Core - Renewal CPI PRICING TRENDS Achieving significant price increases, ahead of inflation. Average Core Business Renewal Premium Increase of +15% in Q4’24 vs. Q4’23 Replacement cost was adjusted on every policy starting Q3 2022 so that the entire portfolio is insured to value

12 MANAGING REINSURANCE REQUIREMENTS Successfully managing reinsurance requirements and costs while controlling growth of total insurable value. 1 0 0 YR V er is k H u rr ic an e P ro b ab le M ax im u m C o st To tal In su rab le V alu e Cumulative Risk Adjusted Rate Change - Catastrophe XOL 2020 2021 2022 2023 2024 Guy Carpenter Index 1.00 1.06 1.22 1.65 1.55 Kingstone 1.00 0.99 1.16 1.37 1.13 February 2016February 2017February 2018February 2019February 2020February 2021February 2022 September 2023* December 2023 March 2024 June 2024 September 2024 December 2024 $0 $10,000,000,000 $20,000,000,000 $30,000,000,000 $40,000,000,000 $50,000,000,000 $60,000,000,000 $70,000,000,000 $80,000,000,000 $0 $50,000,000 $100,000,000 $150,000,000 $200,000,000 $250,000,000 $300,000,000 $350,000,000 $400,000,000 February 2016 February 2017 February 2018 February 2019 February 2020 February 2021 February 2022 September 2023* December 2023 March 2024 June 2024 September 2024 December 2024 100-Year Hurricane PML TIV

13 EXPENSE REDUCTION INITIATIVE • Achieved a 1.6-percentage point reduction in our net underwriting expense ratio during FY2024, following a 3.1-percentage point reduction in FY2023, driven by ongoing efficiency improvements to business operations along with an increase in our average premium. $25 $26 $27 25% 30% 35% 40% 45% 2021 2022 2023 2024 Net Underwriting Expense Ratio Other Underwriting Expenses See “Raised 2024 Guidance”. ($ in th o u san d s)

KEY FINANCIAL METRICS

14

THREE MONTHS ENDED DECEMBER 31

+37%

DIRECT PREMIUMS WRITTEN GROWTH[1]

COMBINED RATIO IMPROVED BY 11.0 POINTS TO 78.5%

Consolidated Financial Results			
($ in thousands, except per share data)	**2024**	**2023**	**Change**
Direct premiums written[1]	$72,533	$52,938	37.0%
Net premiums earned	$35,967	$28,683	25.4%
Net investment income	$1,906	$1,571	21.3%
Net (loss)/gain on investments	($905)	$1,537	*NM*
Underlying loss ratio[1]	49.1%	53.8%	(4.7) pts
Net development of prior year losses	(0.4%)	-	(0.4) pts
Net loss ratio excluding the effect of catastrophes[1]	48.7%	53.8%	(5.1) pts
Catastrophe loss ratio[1]	0.0%	3.0%	(3.0) pts
Net loss ratio	48.7%	56.8%	(8.1) pts
Net underwriting expense ratio	29.8%	32.7%	(2.9) pts
Net combined ratio	78.5%	89.5%	(11.0) pts
Adjusted EBITDA[1]	$9,303	$4,201	121.4%
Net Income/(Loss)	$5,439	$2,946	84.6%
Net Income/(Loss) per share - basic	$0.44	$0.27	63.0%
Return on equity - annualized	34.4%	38.8%	(4.4) pts
Other comprehensive (loss)/income	($3,135)	$4,845	*NM*
Operating net income/(loss)[1]	$6,153	$1,732	255.3%
Operating net income/(loss) per share - basic[1]	$0.49	$0.16	206.3%
Operating return on equity[1] - annualized	38.9%	22.7%	16.2 pts

[1]These measures are not based on GAAP and are defined and reconciled below to the most directly comparable GAAP measures. See "Definitions and Non-GAAP Measures".

15

KEY FINANCIAL METRICS

FULL YEAR ENDED DECEMBER 31

+21%

DIRECT PREMIUMS WRITTEN GROWTH[1]

COMBINED RATIO IMPROVED BY 25.3 POINTS TO 80.0%

Consolidated Financial Results			
($ in thousands, except per share data)	**2024**	**2023**	**Change**
Direct premiums written[1]	$241,980	$200,175	20.9%
Net premiums earned	$128,498	$114,384	12.3%
Net investment income	$6,824	$6,009	13.6%
Net (loss)/gain on investments	$415	$2,135	-80.6%
Underlying loss ratio[1]	48.2%	65.3%	(17.1) pts
Net development of prior year losses	(1.4%)	-	(1.4) pts
Net loss ratio excluding the effect of catastrophes[1]	46.8%	65.3%	(18.5) pts
Catastrophe loss ratio[1]	1.9%	7.1%	(5.2) pts
Net loss ratio	48.7%	72.4%	(23.7) pts
Net underwriting expense ratio	31.3%	32.9%	(1.6) pts
Net combined ratio	80.0%	105.3%	(25.3) pts
Adjusted EBITDA[1]	$30,516	($1,692)	*NM*
Net Income/(Loss)	$18,358	($6,168)	*NM*
Net Income/(Loss) per share - basic	$1.60	($0.57)	*NM*
Return on equity - annualized	36.3%	-17.5%	*NM*
Other comprehensive (loss)/income	$99	$3,684	-97.3%
Operating net income/(loss)[1]	$18,031	($7,855)	*NM*
Operating net income/(loss) per share - basic[1]	$1.57	($0.73)	*NM*
Operating return on equity[1]	35.6%	-22.2%	*NM*
Book value per share - diluted	$4.73	$2.81	68.3%
Book value per share - diluted excluding AOCI	$5.59	$3.80	47.1%

[1]These measures are not based on GAAP and are defined and reconciled below to the most directly comparable GAAP measures. See "Definitions and Non-GAAP Measures".

16 BALANCE SHEET OVERVIEW December 31, December 31, 2024 2023 Assets Total investments $208,617,941 $174,632,828 Cash and cash equivalents 28,669,441 8,976,998 Premiums receivable, net 21,766,988 13,604,808 Reinsurance receivables, net 69,322,436 75,593,912 Deferred policy acquisition costs 24,732,371 19,802,564 Intangible assets 500,000 500,000 Property and equipment, net 9,283,970 9,395,697 Deferred income taxes, net 5,597,920 10,551,819 Other assets 4,170,281 4,574,584 Total assets $372,661,348 $317,633,210 Liabilities Loss and loss adjustment expense reserves $126,210,428 $121,817,862 Unearned premiums 134,701,733 105,621,538 Advance premiums 3,503,063 3,797,590 Reinsurance balances payable 10,509,121 12,837,140 Deferred ceding commission revenue 11,541,239 9,460,865 Accounts payable, accrued expenses and other liabilities 8,315,893 4,350,546 Debt, net 11,171,420 25,243,530 Total liabilities 305,952,897 283,129,071 Total stockholders' equity 66,708,451 34,504,139 Total liabilities and stockholders' equity $372,661,348 $317,633,210

17 INVESTMENT PORTFOLIO (as of 12/31/2024) • Outsourced portfolio management • High-quality portfolio provides consistent net investment income; • 79% of fixed income portfolio rated A, or higher, or held as U.S. Treasuries. • Average portfolio yield of 3.68%. • Effective duration of 3.9 years. Highlights $6.0 $6.8 2023 2024 Net Investment Income $ in millions 2.92% 3.20% 3.58% 3.68% 2021 2022 2023 2024 Average Yield A or Higher 79% BBB+ 11% BBB 8% ≤ BBB- or Non Rated 2% Fixed Portfolio Corporate 52% RBS & Other 30% Gov't 11% Preferred Stocks 5% Common Stock & ETFs 2% Estimated Fair Value

18 15% to 25% Core Business1 direct premiums written2 growth 81% to 85% Combined Ratio $1.90 to $2.30 Net Income Per Share – Basic $1.75 to $2.15 Net Income Per Share - Diluted RAISED 2025 GUIDANCE For 2025, the Company’s full year expectations are as follows: 1Kingstone refers to New York business as its "Core" business and business outside of New York as its "Non-Core" business. 2These measures are not based on GAAP and are defined and reconciled below to the most directly comparable GAAP measures. See “Definitions and Non-GAAP Measures”. The guidance provided above is based on information available as of March 13, 2025, and management's review of the anticipated financial results for 2025. Such guidance remains subject to change based on management's ongoing review of the Company's 2025 results and is a forward-looking statement (see “Disclaimer & Forward-Looking Statements on Slide #2). Kingstone assumes no obligation to update this guidance. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this presentation and in Kingstone's annual and quarterly filings with the Securities and Exchange Commission. 27% to 35% Return on Equity Common Stock Metrics Year Ended 2025E (shares in millions) December 31, 2024 Weighted average shares outstanding – basic 11.5 13.3 Weighted average shares outstanding – diluted 12.4 14.2 Total shares outstanding as of end of period – basic 12.9 13.6 Total shares outstanding as of end of period – diluted 14.1 14.7 All changes to total shares outstanding – basic and diluted assumed for 2025 are primarily from the vesting of restricted shares and stock issued under our "at the market” offering. 15% to 25% Core Business1 direct premiums written2 growth 82% to 86% Combined Ratio $1.60 to $2.00 Net Income Per Share – Basic $1.45 to $1.85 Net Income Per Share - Diluted 24% to 32% Return on Equity Previous Guidance (as of 11/12/2024):

19 EXECUTIVE MANAGEMENT TEAM Investor Relations Contact: Karin Daly Vice President The Equity Group Inc. kdaly@equityny.com Meryl S. Golden – President & Chief Executive Officer Jennifer Gravelle - Chief Financial Officer Sarah Chen – Senior Vice President & Chief Actuary

20 Direct premiums written represent the total premiums charged on policies issued by the Company during the respective fiscal period. Net premiums written are direct premiums written less premiums ceded to reinsurers. Net premiums earned, the GAAP measure most comparable to direct premiums written and net premiums written, are net premiums written that are pro-rata earned during the fiscal period presented. All of the Company’s policies are written for a twelve-month period. Management uses direct premiums written and net premiums written, along with other measures, to gauge the Company’s performance and evaluate results. Direct premiums written and net premiums written are provided as supplemental information, not as a substitute for net premiums earned, and do not reflect the Company’s net premiums earned. Adjusted EBITDA is net income (loss) exclusive of interest expense, income tax expense (benefit), depreciation and amortization, loss on extinguishment of debt, net gains (losses) on investments, and stock- based compensation. Net income (loss) is the GAAP measure most closely comparable to adjusted EBITDA. Management uses adjusted EBITDA along with other measures to gauge the Company’s performance and evaluate results, which can be skewed when including interest expense, income tax expense (benefit), depreciation and amortization, loss on extinguishment of debt, net gains (losses) on investments, and stock-based compensation, and may vary significantly between periods. Adjusted EBITDA is provided as supplemental information, not as a substitute for net income (loss) and does not reflect the Company’s overall profitability. Operating net income (loss) and basic operating net income (loss) per share is net income (loss) and basic income (loss) per share exclusive of net gains (losses) on investments, net of tax. Net income (loss) and basic net income (loss) per share are the GAAP measures most closely comparable to operating net income (loss) and basic operating net income (loss) per share. Management uses operating net income (loss) and basic operating net income (loss) per share along with other measures to gauge the Company’s performance and evaluate results, which can be skewed when including net gains (losses) on investments and may vary significantly between periods. Operating net income (loss) and basic operating net income (loss) per share are provided as supplemental information, not as a substitute for net income (loss) and basic net income (loss) per share and do not reflect the Company’s overall profitability. Operating net income (loss) and diluted operating net income (loss) per share is net income (loss) and diluted income (loss) per share exclusive of net gains (losses) on investments, net of tax. Net income (loss) and diluted net income (loss) per share are the GAAP measures most closely comparable to operating net income (loss) and diluted operating net income (loss) per share. Management uses operating net income (loss) and diluted operating net income (loss) per share along with other measures to gauge the Company’s performance and evaluate results, which can be skewed when including net gains (losses) on investments and may vary significantly between periods. Operating net income (loss) and diluted operating net income (loss) per share are provided as supplemental information, not as a substitute for net income (loss) and diluted net income (loss) per share, and do not reflect the Company’s overall profitability. Operating return on equity is operating income (loss) divided by average equity. Return on equity is the GAAP measure most closely comparable to operating return on equity. Management uses operating return on equity, along with other measures, to gauge the Company’s performance and evaluate results, which can be skewed when including net gains (losses) on investments, which may vary significantly between periods. Operating return on equity is provided as supplemental information, is not a substitute for return on equity and does not reflect the Company’s overall return on average common equity. Underlying loss ratio is a non-GAAP ratio, which is computed as the GAAP net loss ratio excluding the effect of prior year loss reserve development and catastrophe losses. Management believes that this ratio is useful to investors, and it is used by management to reveal the trends in the Company’s business that may be obscured by prior year loss reserve development and catastrophe losses. Catastrophe losses cause the Company’s loss ratios to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the net loss ratio. Management believes that this measure is useful for investors to evaluate this component separately when reviewing the Company’s underwriting performance. The most directly comparable GAAP measure is the net loss ratio. The underlying loss ratio should not be considered a substitute for the net loss ratio and does not reflect the Company’s net loss ratio. Net loss ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio and the effect of catastrophes on the net loss ratio. Management believes that this ratio is useful to investors, and it is used by management to reveal the trends in the Company’s business that may be obscured by catastrophe losses. Catastrophe losses cause the Company’s net loss ratios to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the net loss ratio. Management believes that this measure is useful for investors to evaluate this component separately when reviewing the Company’s underwriting performance. The most directly comparable GAAP measure is the net loss ratio. The net loss ratio excluding the effect of catastrophes should not be considered a substitute for the net loss ratio and does not reflect the Company’s net loss ratio. DEFINITIONS AND NON-GAAP MEASURES

21 RECONCILIATION OF DIRECT PREMIUMS WRITTEN TO NET PREMIUMS EARNED For the Three Months Ended For the Years Ended December 31, December 31, % % 2024 2023 Change 2024 2023 Change (000’s except percentages) Direct Premiums Written Reconciliation: Direct premiums written $ 72,533 $ 52,938 37.0% $ 241,980 $ 200,175 20.9 % Ceded written premiums1 (18,369) (15,554) 18.1 (87,750) (91,518) (4.1) Net premiums written 54,165 37,384 44.9 154,230 108,657 41.9 Change in unearned premiums (18,197) (8,701) 109.1 (25,732) 5,727 (549.3) Net premiums earned $ 35,967 $ 28,683 25.4% $ 128,498 $ 114,384 12.3% (Components may not sum due to rounding) 1Net premiums written balances from prior year periods were reclassified to conform with current year presentation. The reclassification had no effect on the Company’s previously reported financial condition, results of operations or cash flows.

22 RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA For the Three Months Ended For the Years Ended December 31, December 31, % % 2024 2023 Change 2024 2023 Change (000’s except percentages) Adjusted EBITDA Reconciliation: Net income (loss) $ 5,439 $ 2,946 84.6% $ 18,358 $ (6,168) NM % Interest expense 629 998 (37.0) 3,514 4,003 (12.2) Income tax expense (benefit) 1,241 952 30.4 4,930 (1,197) NM Depreciation and amortization 613 646 (5.1) 2,449 2,973 (17.6) EBITDA 7,922 5,542 NM % 29,251 (390) NM Loss on extinguishment of debt — — NM 297 — NM Net loss (gain) on investments 905 (1,537) NM (415) (2,135) (80.6) Stock-based compensation 477 196 143.4 1,383 833 66.0 Adjusted EBITDA $ 9,303 $ 4,201 121.4% $ 30,516 $ (1,692) NM % (Components may not sum due to rounding)

23 NET INCOME (LOSS) TO OPERATING NET INCOME (LOSS) AND BASIC NET INCOME (LOSS) PER SHARE TO BASIC OPERATING NET INCOME (LOSS) PER SHARE For the Three Months Ended For the Years Ended December 31, 2024 December 31, 2023 December 31, 2024 December 31, 2023 Amount Basic income per common share Amount Basic income per common share Amount Basic income per common share Amount Basic loss per common share (000’s except per common share amounts and percentages) Operating Net Income (Loss) and Operating Net Income (Loss) per Basic Common Share Reconciliation: Net income (loss) $ 5,439 $ 0.44 $ 2,946 $ 0.27 $ 18,358 $ 1.60 $ (6,168) $ (0.57) Net loss (gain) on investments 905 (1,537) (415) (2,135) Less tax benefit (expense) on net (gain) loss 190 (323) (87) (448) Net loss (gain) on investments, net of taxes 715 $ 0.06 (1,214) $ (0.11) (327) $ (0.03) (1,687) $ (0.16) Operating net income (loss) $ 6,153 $ 0.49 $ 1,732 $ 0.16 $ 18,031 $ 1.57 $ (7,855) $ (0.73) Weighted average basic shares outstanding 12,482,146 10,761,763 11,478,899 10,756,487 (Components may not sum due to rounding)

24 NET INCOME (LOSS) TO OPERATING NET INCOME (LOSS) AND DILUTED NET INCOME (LOSS) PER SHARE TO DILUTED OPERATING NET INCOME (LOSS) PER SHARE For the Three Months Ended For the Years Ended December 31, 2024 December 31, 2023 December 31, 2024 December 31, 2023 Amount Diluted income per common share Amount Diluted income per common share Amount Diluted income per common share Amount Diluted loss per common share (000’s except per common share amounts and percentages) Operating Net Income (Loss) and Operating Net Income (Loss) per Diluted Common Share Reconciliation: Net income (loss) $ 5,439 $ 0.40 $ 2,946 $ 0.26 $ 18,358 $ 1.48 $ (6,168) $ (0.57) Net loss (gain) on investments 905 (1,537) (415) (2,135) Less tax benefit (expense) on net (gain) loss 190 (323) (87) (448) Net loss (gain) on investments, net of taxes 715 $ 0.05 (1,214) $ (0.11) (327) $ (0.03) (1,687) $ (0.16) Operating net income (loss) $ 6,153 $ 0.46 $ 1,732 $ 0.15 $ 18,031 $ 1.45 $ (7,855) $ (0.73) Weighted average diluted shares outstanding 13,491,412 11,332,934 12,423,769 10,756,487 (Components may not sum due to rounding)

25

RECONCILIATION OF NET INCOME (LOSS) TO OPERATING NET INCOME (LOSS) AND RETURN ON EQUITY TO OPERATING RETURN ON EQUITY

	For the Three Months Ended			For the Years Ended		
	December 31,			December 31,		
	2024	2023	Change	2024	2023	Change
(000's except percentages)						
Operating Net Income (Loss) Reconciliation:						
Net income (loss)	$ 5,439	$ 2,946	84.6%	$ 18,358	$ (6,168)	NM
Net loss (gain) on investments	905	(1,537)	NM	(415)	(2,135)	80.6%
Less tax benefit (expense) on net loss (gain)	190	(323)	NM	(87)	(448)	80.6%
Net loss (gain) on investments, net of taxes	715	(1,214)	NM	(327)	(1,686)	80.6%
Operating net income (loss)	$ 6,153	$ 1,732	255.3%	$ 18,031	$ (7,855)	NM
Operating Return on Equity Reconciliation:						
Net income (loss)	$ 5,439	$ 2,946	84.6%	$ 18,358	$ (6,168)	NM
Average equity	$ 63,189	$ 30,517	107.1%	$ 50,606	$ 35,337	43.2%
Return on equity	8.6%	9.7%	(1.1)pts	36.3%	(17.5)%	NM
Return on equity - annualized	34.4%	38.8%	(4.4)pts	36.3%	(17.5)%	NM
Net loss (gain) on investments, net of taxes	$ 715	$ (1,214)	NM	$ (327)	$ (1,686)	80.6%
Average equity	$ 63,189	$ 30,517	107.1%	$ 50,606	$ 35,337	43.2%
Effect of net loss (gain) on investments, net of taxes, on return on equity	1.1%	(4.0)%	NM	(0.6)%	(4.8)%	86.5%
Operating net income (loss)	$ 6,153	$ 1,732	255.3%	$ 18,031	$ (7,855)	NM
Operating net income (loss) - annualized	$ 24,612	$ 6,928	255.3%	$ 18,031	$ (7,855)	NM
Average equity	$ 63,189	$ 30,517	107.1%	$ 50,606	$ 35,337	43.2%
Operating return on equity	9.7%	5.7%	4.0 pts	35.6%	(22.2)%	NM
Operating return on equity - annualized	38.9%	22.7%	16.2 pts	35.6%	(22.2)%	NM
(Components may not sum due to rounding)

26 RECONCILIATION OF THE UNDERLYING LOSS RATIO AND THE NET LOSS RATIO EXCLUDING THE EFFECT OF CATASTROPHES TO THE NET LOSS RATIO For the Three Months Ended For the Years Ended December 31, December 31, 2024 2023 Percentage Point Change 2024 2023 Percentage Point Change Loss Ratio Reconciliation: Underlying Loss Ratio 49.1% 53.8% (4.7) pts 48.2% 65.3% (17.1) pts Effect of prior-year reserve development (0.4)% —% (0.4) pts (1.4)% —% (1.4) pts Net loss ratio excluding the effect of catastrophes 48.7% 53.8% (5.1) pts 46.8% 65.3% (18.5) pts Effect of catastrophes —% 3.0% (3.0) pts 1.9% 7.1% (5.2) pts Net loss ratio 48.7% 56.8% (8.1) pts 48.7% 72.4% (23.7) pts (Components may not sum due to rounding)